
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) February 10, 1998


                                REGENCY BANCORP
            (Exact name of registrant as specified in its charter)


        California                   33-82150                 77-0378956
(State or other jurisdiction  (Commission File Number)      (IRS Employer
    of incorporation)                                      Identification No.)






7060 N. Fresno, Fresno, California                             93720
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (209) 438-2600


                                Not Applicable
        (Former name or former address, if changed since last report).




                                                              Page 1 of 7 pages


                                                The Exhibit Index is on Page 4.


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Item 5.        OTHER EVENTS.

               The Registrant issued a press release dated February 10, 1998 announcing its 4th quarter results, which states earnings of $333,000 or $0.18 per share in the fourth quarter of 1997. The foregoing is qualified by reference to the press release attached as exhibit 99.1

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS.

               Not Applicable.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               Not Applicable.

          (c)  EXHIBITS.

               (99.1)    Press Release dated February 10, 1998





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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  REGENCY BANCORP




Date:     February 12, 1998                       /s/ STEVEN R. CANFIELD
                                                  ----------------------
                                                  Steven R. Canfield
                                                  EVP/CFO





                                       3
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                                 EXHIBIT INDEX
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

                                                              Sequential
Exhibit No.                Description                         Page No.
-----------                -----------                         --------

99.1            Press Release dated February 10, 1998            5 - 7





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